Exhibit 99.1

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THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MASSACHUSETTS

(EASTERN DIVISION)

In re:	Chapter 11

MOLECULAR INSIGHT PHARMACEUTICALS, INC.,[1]	Case No. 10-23355 (FJB)

Debtor.

ORDER AUTHORIZING: (A) ASSUMPTION OF INVESTMENT

AGREEMENT; (B) PAYMENT OF BREAK-UP FEE AND

EXPENSE REIMBURSEMENT; (C) GRANTING OF ADMINISTRATIVE

EXPENSE PRIORITY; AND (D) GRANTING RELATED RELIEF

Upon the motion (the “Motion”) of the above-referenced debtor and debtor in possession (the “Debtor”), for an order pursuant to sections 105(a), 362, 363(b), 364(c)(1), 365, 503(b), and 507(a)(2) of title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), Rules 2002, 4001(d) and 6004 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and MLBR 2002-1, 4001-1 and 6004-1, authorizing the Debtor: (a) to assume that certain Investment Agreement, dated as of December 1, 2010 (as amended, the “Investment Agreement”), by and among Savitr Capital LLC (the “Equity Investor”), on the one hand, and the Debtor, on the other hand; (b) to pay a break-up fee in the amount of $800,000 in cash to the Equity Investor (the “Break-Up Fee”) and certain expense reimbursements specified in the Investment Agreement not to exceed $700,000 (the “Expense Reimbursement”), in each case in the circumstances, and upon the terms and subject to the conditions, set forth in the Investment Agreement; (c) to grant administrative expense priority status pursuant to sections 503(b) and 507(a)(2) to the Break-Up Fee and Expense Reimbursement; and (d) to grant related relief, all as more fully set forth in the Motion; and the Court having reviewed the

[1]	The last four digits of the Debtor’s tax identification number are 2086.

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Motion, 2 the Objection of the Informal Bondholder Group to Debtor’s Motion for an Order Authorizing: (A) Assumption of Investment Agreement; (B) Payment of Break-Up Fee and Expense Reimbursement; (C) Granting of Administrative Expense Priority; and (D) Granting Related Relief [Dkt. No. 109], the United States Trustee’s Objection to Motion to Assume Investment Agreement [Dkt. No. 140], the Debtor’s Omnibus Reply in Further Support of: (i) Motion for an Order Authorizing: (a) Assumption of Investment Agreement; (b) Payment of Break-Up Fee and Expense Reimbursement; (c) Granting of Administrative Expense Priority; (d) Granting Related Relief; and (ii) Consensual Motion for Interim and Final Orders (a) Authorizing the Use of Cash Collateral; (b) Granting Adequate Protection; and (c) Scheduling a Final Hearing [Dkt. No. 141] and the Debtor’s Supplemental Reply in Further Support of: (i) Motion for an Order Authorizing: (a) Assumption of Investment Agreement; (b) Payment of Break-Up Fee and Expense Reimbursement; (c) Granting of Administrative Expense Priority; (d) Granting Related Relief [Dkt. No. 144] and having heard the statements of counsel in support of the relief requested in the Motion at the hearing before the Court (the “Hearing”), finds that the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334, that this is a core matter pursuant to 28 U.S.C. § 157(b)(2), that notice of the Motion and the Hearing were sufficient under the circumstances and that no further notice need be given; and that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein and that such relief is necessary to avoid immediate and irreparable harm to the Debtor’s estate,

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

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IT IS HEREBY ORDERED, FOUND AND DETERMINED THAT:

A. Findings and Conclusions. The findings and conclusions set forth herein and on the record constitute the Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable to these proceedings pursuant to Bankruptcy Rule 9014. To the extent that any finding of fact shall later be determined to be a conclusion of law, it shall be so deemed and vice versa.

B. Jurisdiction and Venue. The Court has jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334. Consideration of the Motion and the requested relief is a core proceeding pursuant to 28 U.S.C. § 157(b). Venue is proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409.

C. Statutory Predicate. The statutory predicates for the relief granted herein are sections 105(a), 362, 363(b), 364, 365(a), 503(b), and 507(a)(2) of the Bankruptcy Code. In addition, the relief granted herein is in accordance with Bankruptcy Rules 2002, 4001(d) and 6004 and MLBR 2002-1, 4001-1 and 6004-1.

D. Notice. The Debtor has provided due, proper, timely, adequate, and sufficient notice of the Motion to: (i) the Office of the United States Trustee for the District of Massachusetts; (ii) counsel to the Indenture Trustee; (iii) counsel to the Bondholders; (iv) the Debtor’s twenty largest unsecured creditors as filed on the Petition Date; (v) the Office of the United States Attorney for the District of Massachusetts; (vi) counsel to the Equity Investor; (vii) the Internal Revenue Service; (viii) the Massachusetts Department of Revenue; (ix) Office of the Attorney General of the Commonwealth of Massachusetts; (x) the United States Securities and Exchange Commission; and (xi) any party that is entitled to receive notice in this Chapter 11

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Case pursuant to Bankruptcy Rule 2002. Notice was proper in accordance with Bankruptcy Rule 2002 and MLBR 2002-1, and no further notice is necessary.

E. Business Judgment. The Debtor has articulated a sound business purpose in support of the assumption of the Investment Agreement pursuant to section 365 of the Bankruptcy Code and consummation of the transactions provided therein pursuant to section 363 of the Bankruptcy Code, including, without limitation, the payment of the Break-Up Fee and Expense Reimbursement, in each case in the circumstances, and upon the terms and subject to the conditions, set forth in the Investment Agreement. Such business reasons include that the Debtor may enter into a superior alternative transaction subject to the terms and conditions of the Investment Agreement.

F. Arm’s-Length Transaction. The Equity Investor and the Debtor negotiated, proposed, and entered into the Investment Agreement without collusion, in good faith, and from arm’s-length bargaining positions.

G. The Break-Up Fee and Expense Reimbursement. The Break-Up Fee and Expense Reimbursement are the product of the sound exercise of the Debtor’s business judgment because (i) there is no evidence of self-dealing or manipulation in the negotiation of the Break-Up Fee and Expense Reimbursement, (ii) the Break-Up Fee and Expense Reimbursement are likely to encourage bidding, and (iii) the amounts of the Break-Up Fee and Expense Reimbursement are reasonable relative to the size of the Equity Investor’s total cash commitment. In addition, though not applicable, the standard set forth in Calpine Corp. v. O’Brien Envtl. Energy, Inc. (In re O’Brien Envtl. Energy, Inc.), 181 F.3d 527 (3d Cir.1999), is satisfied as well because, based on the record at the Hearing, the Break-Up Fee and Expense Reimbursement benefit the Debtor’s estate. The payment of the Break-Up Fee and Expense Reimbursement, in each case in the

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circumstances, and upon the terms and conditions, set forth in the Investment Agreement, are bargained-for and integral parts of the transactions specified in the Investment Agreement. Accordingly, the foregoing transactions are reasonable and warranted on the terms set forth in the Investment Agreement.

H. Relief from Stay. To the extent that the automatic stay would apply to the Equity Investor’s exercise of its termination rights under the Investment Agreement, cause exists for the Court to modify the stay and permit the Equity Investor to exercise such rights, if and when they arise under terms of the Investment Agreement, without further leave of the Court.

I. Superior Proposal Provisions. As set forth in greater detail in Section 5.03 of the Investment Agreement, the Debtor agreed, among other things, that: (a) during the period commencing on the date of entry of this Order until the thirtieth day following the date of entry of the Order (the “Solicitation Period”), the Debtor is permitted to actively solicit inquiries, proposals, offers and bids from, and negotiate with, any person regarding an any acquisition or other sale or purchase transaction, refinancing, recapitalization or other extraordinary transaction (other than the transaction contemplated by the Investment Agreement, each, an “Alternative Transaction”) and (b) both prior to and after the Solicitation Period: (i) it shall not solicit any proposal for an Alternative Transaction; (ii) if the Debtor receives an unsolicited proposal for an Alternative Transaction from a third party that its board of directors, on advice of its financial and legal advisors, determines would reasonably be expected to result in a transaction that is more favorable to the Debtor than the transactions contemplated by the Investment Agreement (a “Superior Proposal”), it shall be permitted to negotiate such proposal with a third party (including providing such party with access to due diligence information); (iii) if the Debtor receives any unsolicited proposal from a third party that the Board believes may

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constitute a Superior Proposal, it will promptly notify the Equity Investor of the terms thereof; and (d) if the Debtor’s board, after consultation with its financial and legal advisors, determines in good faith that it has received a binding, written Superior Proposal and that it can no longer support or recommend the transactions contemplated by the Investment Agreement, the Debtor shall promptly (in any event no later than one (1) business day following such determination) so inform the Equity Investor (including as to the terms of any such proposal that the Board has determined is a Superior Proposal).

J. Opportunity to be Heard. All parties-in-interest have been afforded a reasonable opportunity to object and be heard with respect to the Motion and the transactions set forth within the Investment Agreement and all of the relief granted herein.

K. Cure Costs and Adequate Assurance. No defaults requiring cure under section 365(b) of the Bankruptcy Code exist under the Investment Agreement. Because no such defaults exist, the Debtor is not required to provide adequate assurance of future performance.

L. Good Cause for Immediate Entry. The Debtor has requested immediate entry of this Order pursuant to Bankruptcy Rule 6004(h). This Court’s approval of the assumption of the Investment Agreement and the treatment of the Break-Up Fee and the Expense Reimbursement as administrative expenses in this Chapter 11 Case are necessary to avoid immediate and irreparable harm to the Debtor. This Court finds that entry of this Order at this time is in the best interests of the Debtor, its estate, and its stakeholders.

BASED ON THE FOREGOING, IT IS HEREBY ORDERED, FOUND AND DETERMINED THAT:

1. The Motion is granted and all objections (including but not limited to objections of the Bondholders and the United States Trustee), to the extent not resolved or withdrawn, are hereby overruled.

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2. This Order constitutes a Final Order within the meaning of 28 U.S.C. § 158(a) and the provisions of this Order are non-severable and mutually dependent.

3. The Debtor is authorized to assume the Investment Agreement pursuant to section 365(a) of the Bankruptcy Code and to perform its obligations thereunder in accordance with the terms thereof.

4. Subject to the terms and conditions set forth in the Investment Agreement, the Break-Up Fee and Expense Reimbursement are hereby approved; provided, however, that, Section 8.02 and Exhibit D of the Investment Agreement are hereby modified such that, in the event that the Debtor enters into any written commitment, understanding or arrangement with respect to an Alternative Transaction proposed or sponsored by the Bondholders as contemplated by Section 8.01(a) of the Investment Agreement, the Break-Up Fee payable pursuant to Section 8.02 of the Investment Agreement on account of the termination of the Investment Agreement as a result of such event shall be limited to $150,000. In any event, the Break-Up Fee and Expense Reimbursement shall constitute and shall hereby be deemed allowed administrative expenses of the Debtor under sections 503(b) and 507(a)(2) of the Bankruptcy Code. The Equity Investor shall furnish copies of reasonably detailed invoices supporting the Expense Reimbursement, redacted for privilege, to the Debtor and the Bondholders, and, if requested, the United States Trustee. The United States Trustee, the Debtor and the Bondholders may object to the extent that such fees, costs and expenses included in any invoice submitted hereunder are unreasonable under applicable law but (x) the Debtor shall promptly pay all amounts that are not the subject of any objection and (y) all parties shall cooperate in the scheduling of a prompt hearing addressing any objection filed pursuant to the terms hereof. An objection is waived if it has not been filed

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with the Court and served on counsel to the Equity Investor within ten calendar days after receipt of the applicable professional fee invoice.

5. The Debtor is hereby authorized and directed to perform its obligations under the Superior Proposal Provisions in accordance with the terms and conditions of the Investment Agreement.

6. The Equity Investor is hereby authorized to exercise its rights to terminate the Investment Agreement, if and when they arise under the Investment Agreement, and consistent with the terms of the Investment Agreement, without further leave of the Court.

7. Notwithstanding the applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Order shall be immediately effective and enforceable upon entry of this Order.

8. The Debtor and its officers, employees, and agents are authorized to take such acts, or refrain from taking acts, as may be necessary or appropriate to implement and effectuate the agreements and transactions specified in the Investment Agreement and the relief granted herein.

9. Nothing contained herein shall impair or prejudice the rights of the United States Trustee and the Bondholders to object to any plan of reorganization in this case.

10. The Investment Agreement, all transactions contemplated thereby, and this Order shall be binding upon any successors in interest, including, without limitation, any chapter 11 trustee, chapter 7 trustee or other responsible officer appointed for any of the parties thereto.

11. The failure to specifically include any particular provisions of the Investment Agreement in this Order shall not diminish or impair the efficacy of such provisions, it being the intent of the Court that the Investment Agreement be approved in its entirety.

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12. The Debtor and the Equity Investor may modify, amend, or supplement the Investment Agreement in accordance with the terms thereof without further order of the Court.

13. This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation and/or enforcement of this Order.

Dated:	Boston, Massachusetts
January 20, 2011

/s/ Frank J. Bailey
FRANK J. BAILEY CHIEF UNITED STATES BANKRUPTCY JUDGE